                                                                   Exhibit 10.37


                     AMENDMENT NO. 5 TO AMENDED AND RESTATED
                          REFINANCING CREDIT AGREEMENT



                  THIS AMENDMENT NO. 5 (this "Amendment") is dated as of November 14, 2001, and amends the Amended and Restated Refinancing Credit Agreement, dated as of November 19, 1999, by and among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (formerly known as Westinghouse Air Brake Company) ("Borrower") and THE GUARANTORS FROM TIME TO TIME PARTY THERETO ("Guarantors") and THE BANKS FROM TIME TO TIME PARTY THERETO ("Banks") and LASALLE BANK NATIONAL ASSOCIATION, as bookrunner and co-syndication agent ("Agent"), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent, and THE BANK OF NEW YORK, as co-syndication agent, MELLON BANK, N.A., as documentation agent, LASALLE BANK NATIONAL ASSOCIATION, as an issuing bank, ABN AMRO BANK N.V., as an issuing bank, and CHASE MANHATTAN BANK USA, N.A. (successor in interest to Chase Manhattan Bank Delaware), as an issuing bank, as amended by Amendment No. 1 to Amended and Restated Refinancing Credit Agreement, dated as of November 16, 2000, Amendment No. 2 to Amended and Restated Refinancing Credit Agreement, dated as of March 30, 2001, Amendment No. 3 to Amended and Restated Refinancing Credit Agreement, dated as of July 18, 2001, and Consent and Amendment No. 4 to Amended and Restated Refinancing Credit Agreement, dated as of September 17, 2001 (as so amended, the "Credit Agreement").

                                   BACKGROUND
                                   ----------

                  The parties hereto desire to (i) amend the Credit Agreement to extend the Convertible Revolving Credit Expiration Date, (ii) consent to the application of Borrower's intended prepayment and permanent reduction of the Convertible Revolving Credit Commitments, and (iii) amend certain provisions of the Credit Agreement as hereinafter provided.

                              OPERATIVE PROVISIONS
                              --------------------

                  NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained, incorporating the above-defined terms herein, and intending to be legally bound hereby agree as follows:


                                    ARTICLE I
                             CONSENT AND AMENDMENTS
                             ----------------------

         1.01 Defined Terms; References. Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement. As used in this Amendment, "including" is not a term of limitation and means "including without limitation." Each reference to "hereof," "hereunder," "herein," and "hereby" and similar references contained in the Credit Agreement and each reference to "this Agreement" and similar references contained in the Credit Agreement shall, on and after the date hereof, refer to the Credit Agreement as amended hereby.

         1.02 Amendment of Credit Agreement.

         (a) RECITALS. Clause (ii) of the fourth recital of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(ii) a 364-day $100,000,000 convertible revolving credit facility; and"

         (b) DEFINITION OF CONVERTIBLE REVOLVING CREDIT EXPIRATION DATE. The definition of "Convertible Revolving Credit Expiration Date" as set forth in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "CONVERTIBLE REVOLVING CREDIT EXPIRATION DATE shall
                  mean, with respect to the Convertible Revolving Credit Commitments, November 13, 2002, as such date may be extended in accordance with the terms hereof, but in no event beyond the Revolving Credit Expiration Date."

         (c) DEFINITION OF CASH FLOW. The definition of "Cash Flow" as set forth in the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "CASH FLOW for any period of determination shall
                  mean, without recognition of the Gain from the GE Sale and without recognition of any loss or expense resulting from write-downs of tangible assets or the creation of one-time reserves to recognize the impairment of assets (but solely to the extent that any such write-downs or reserves are not considered noncash charges to net income) required or permitted by GAAP and recorded during the fiscal year of the GE Sale in an aggregate amount not to exceed the lesser of $50,000,000 or the Gain from the GE Sale: (i) the sum of net income, depreciation, amortization, other noncash charges to net income, interest expense (including the interest component of payments made in connection with capitalized leases, synthetic leases, and the like), income tax expense, and the actual and direct costs and expenses of and restructuring charges associated with the Merger incurred by Borrower and its Subsidiaries in 1999 and 2000 up to an amount equal to $47,060,000 for Borrower's fiscal year ending in 1999 and up to an amount equal to $25,000,000 for Borrower's fiscal year ending in 2000 minus (ii) noncash credits to net income and extraordinary income, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP, other than as set forth in this definition; provided, however, that in the event of an acquisition or disposition of a Subsidiary or material line of business or a material division during the period of determination and solely for the purposes of Section 8.2.15 [Maximum Debt to Cash Flow], such calculation shall (Y) in the case of such a disposition, exclude for the period of determination the Cash Flow attributable to the disposed of Subsidiary, line of business, or division as if such disposition had occurred at the beginning of such period of determination and (Z) in the case of such an acquisition, include for the period of determination the Cash Flow attributable to the acquired Subsidiary, line of business, or division as if such acquisition had occurred at the beginning of such period of determination."


         (d) AMENDMENT TO SECTION 8.2.14 [MINIMUM INTEREST COVERAGE RATIO]. As of the date hereof, Section 8.2.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "8.2.14.  MINIMUM INTEREST COVERAGE RATIO.

                           The Loan Parties shall not permit the ratio of Cash
                  Flow to consolidated interest expense (including the interest component of payments made in connection with capitalized leases, synthetic leases, and similar leases) of Borrower and its Subsidiaries, calculated as of the end of each fiscal quarter for the immediately preceding four (4) fiscal quarters then ended, (i) for the fiscal quarters ending on or before September 30, 2001, to be less than 3.25 to 1.0, and (ii) for the fiscal quarters ending on December 31, 2001, or thereafter, to be less than 3.00 to 1.0."

         (e) AMENDMENT TO SECTION 8.2.15 [MAXIMUM DEBT TO CASH FLOW]. As of the date hereof, Section 8.2.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "8.2.15.  MAXIMUM DEBT TO CASH FLOW.

                           The Loan Parties shall not permit the ratio of
                  Adjusted Consolidated Total Indebtedness to Cash Flow, calculated as of the end of each fiscal quarter for the immediately preceding four (4) fiscal quarters then ended, (i) for the fiscal quarters ending on or before September 30, 2001, to exceed 3.75 to 1.0, and (ii) for the fiscal quarters ending on December 31, 2001, or thereafter, to exceed 3.25 to
                  1.0. `Adjusted Consolidated Total Indebtedness' shall mean at any time the Consolidated Total Indebtedness at such time less the unencumbered cash of the Borrower and its Subsidiaries at such time on a consolidated basis and without duplication of amounts."

         (f) COMMITMENTS. As of the date hereof, SCHEDULE 1.1(B) to the Credit Agreement is hereby deleted and replaced in its entirety with SCHEDULE 1.1(B) hereto. For the avoidance of doubt and notwithstanding any provision of the Credit Agreement to the contrary, the Convertible Revolving Credit Commitment of each Bank for whom the "Amount of Commitment for Convertible Revolving Credit Loans" is established on SCHEDULE 1.1(B) to this Amendment at zero, "$0.00," or the like is hereby terminated and each such Bank shall have no obligation whatsoever to make any Convertible Revolving Credit Loan under the Credit Agreement as modified hereby.

         1.03 Waiver of Notice. The parties hereto hereby waive the notice periods required by Subsections 3.4.1(a) and (b) of the Credit Agreement.

         1.04 Consent to Reduction of Convertible Revolving Credit Commitments. The parties hereto hereby acknowledge that Borrower desires to make a prepayment of $113,000,000 under and permanently and irrevocably reduce the Convertible Revolving Credit Commitments by such amount and, notwithstanding the provisions of Section 5.4.4 or any other provision of the Credit Agreement, consent to such reduction of the Convertible Revolving Credit Commitments by the application of such prepayment thereto.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  As of the date hereof, the Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

         2.01 The execution and delivery by the Loan Parties of this Amendment, the consummation by the Loan Parties of the transactions contemplated by the Credit Agreement as amended hereby, and the performance by each Loan Party of its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate proceedings, if any, on the part of each Loan Party. On the date of Borrower's execution hereof, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations.

         2.02 This Amendment has been duly and validly executed and delivered by each Loan Party and constitutes, and the Credit Agreement as amended hereby constitutes, the legal, valid and binding obligations of each Loan Party enforceable in accordance with the terms hereof and thereof, except as the enforceability of this Amendment or the Credit Agreement as amended hereby may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         2.03 Neither the execution and delivery of this Amendment nor consummation of the transactions contemplated hereby or by the Credit Agreement as amended hereby nor compliance with the terms and provisions hereof or of the Credit Agreement as amended hereby, by any of the Loan Parties, will (a) violate any Law, (b) conflict with or result in a breach of or a default under the articles or certificate of incorporation or bylaws or similar organizational documents of any Loan Party or any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, including the Indentures, (c) require any consent or approval of any Person or require a mandatory prepayment or any other payment under the terms of any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, including the Indentures, (d) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Loan Party, or (e) require any authorization, consent, approval, license, permit, exemption or other action by, or any registration, qualification, designation, declaration or filing with, any Official Body.

         2.04 After giving effect to the amendments and consents made herein:
(i) no Event of Default under and as defined in the Credit Agreement has occurred and is continuing, and (ii) the representations and warranties of each of Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date.


                                   ARTICLE III
                  EFFECT, EFFECTIVENESS, CONSENT OF GUARANTORS
                  --------------------------------------------

         3.01 Effectiveness. This Amendment shall become effective as of the date hereof on the date that Agent shall have received from each of the Borrower, the Loan Parties, and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Agent) that such party has signed a counterpart hereof. Within forty-five
(45) days of the date hereof, each of the Loan Parties shall have delivered to the Agent a certificate signed by the Secretary or Assistant Secretary of such Loan Party certifying as to the due authorization of such Loan Party to enter into this Amendment and of the officer executing this Amendment on its behalf.

         3.02 Amendment. The Credit Agreement is hereby amended in accordance with the terms hereof, and this Amendment and the Credit Agreement shall hereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control.

         3.03 Joinder of Guarantors. Each of the Guarantors hereby joins in this Amendment to evidence its consent hereto, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended, and in each Guaranty Agreement and each other Loan Document given by it in connection therewith.


                                   ARTICLE IV
                                  MISCELLANEOUS
                                  -------------

         4.01 Credit Agreement. Except as specifically amended by the provisions hereof, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

         4.02 Counterparts, Telecopy Signatures. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission from one party to another shall constitute effective and binding execution and delivery of this Amendment by such party.

         4.03 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

         4.04 Severability. If any provision of this Amendment, or the application thereof to any party hereto, shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Amendment which can be given effect without the invalid and unenforceable provision or application, and to this end the parties hereto agree that the provisions of this Amendment are and shall be severable.

         4.05 Banks' Consent. Each Bank, by its execution hereof, hereby consents to this Amendment pursuant Section 11.1 of the Credit Agreement.

         4.06 Return of Convertible Revolving Credit Notes. Upon payment by Borrower, in accordance with the terms hereof and of the Credit Agreement, of all amounts outstanding under each Convertible Revolving Credit Note held by a Non-Agreeing Bank (defined at Section 3.4.1(c) of the Credit Agreement), each such Bank shall, as soon as practicable, return to Borrower such Bank's Convertible Revolving Credit Note; or, in the event such note has been lost or destroyed, such Bank shall evidence to the Borrower, in a manner reasonably satisfactory to the Borrower, such Bank's cancellation of such note.

           Prior to closing, Borrower shall issue and deliver to Agent replacement Convertible Revolving Credit Notes to give effect to the reduced Convertible Revolving Credit Commitments described in Section 1.02(f) hereof. Each Bank that is not a Non-Agreeing Bank agrees that it shall return to Agent such Bank's existing Convertible Revolving Credit Note for substitution thereof; or, in the event such note has been lost or destroyed, such Bank shall evidence to Agent and Borrower, in a manner reasonably satisfactory to Agent and Borrower, such Bank's cancellation of such note and shall execute a lost note indemnity agreement reasonably satisfactory to Agent and Borrower.

                            [SIGNATURE PAGES FOLLOW]

                  [SIGNATURE PAGE 1 OF 22 TO AMENDMENT NO. 5]



         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.


                                 [BORROWER]


                                        WESTINGHOUSE AIR BRAKE
                                        TECHNOLOGIES CORPORATION (f/k/a
                                        Westinghouse Air Brake Company)


                                        By: /s/ A. Garcia Tunon (SEAL)
                                            -------------------
                                        Name: A. Garcia Tunon
                                        Title: Sr. Vice President - Finance



                                [GUARANTORS]

                                        RAILROAD FRICTION PRODUCTS
                                        CORPORATION; VAPOR CORPORATION;
                                        MOTIVEPOWER CANADA CORPORATION;
                                        WABTEC DISTRIBUTION COMPANY;
                                        MOTIVEPOWER, INC.;YOUNG
                                        TOUCHSTONE COMPANY; WABTEC
                                        ENGINE SYSTEMS COMPANY;WABTEC
                                        HOLDING CORP; WABTEC
                                        TRANSPORTATION TECHNOLOGIES, INC.


                                        By: A. Garcia - Tunon    (SEAL)
                                            ---------------------
                                        Name: A. Garcia - Tunon
                                        Title: Vice President or Treasurer of
                                               each of the above listed
                                               companies

                   [SIGNATURE PAGE 2 OF 22 TO AMENDMENT NO.5]

                               [BANKS AND AGENTS]



                                        LASALLE BANK NATIONAL
                                        ASSOCIATION, individually and as Agent,
                                        Bookrunner, Co-Syndicaton Agent and an
                                        Issuing Bank



                                        By: Roy D. Hasbrook
                                            ------------------------------
                                        Name: Roy D. Hasbrook
                                        Title: Senior Vice President

                  [SIGNATURE PAGE 3 OF 23 TO AMENDMENT NO. 5]


                                        ABN AMBRO BANK N.V., as an Issuing Bank



                                        By: /s/ Kathryn C. Toth
                                            ----------------------------
                                        Name: Kathryn C. Toth
                                        Title: Senior Vice President


                                        By: /s/ Barbara A. Popp
                                            ----------------------------
                                        Name: Barbara A. Popp
                                        Title: Vice President

                  SIGNATURE PAGE 5 OF 22 TO AMENDMENT NO. 5]


                                          JP MORGAN CHASE BANK, individually and
                                          as Administrative Agent


                                          By: /s/ John Malone
                                              -------------------------------
                                          Name: John Malone
                                          Title: Vice President

                  [SIGNATURE PAGE 7 OF 22 TO AMENDMENT NO. 5]


                                                PNC BANK, NATIONAL ASSOCIATION



                                                By: /s/ Enrica A. Della Corna
                                                    ----------------------------
                                                Name: Enrica A. Della Corna
                                                Title: Vice President

                  [SIGNATURE PAGE 8 OF 22 TO AMENDMENT NO. 5]


                                                FLEET NATIONAL BANK (formerly
                                                BankBoston, N.A.)



                                                By: /s/ David J. Doucette
                                                    ----------------------------
                                                Name: David J. Doucette
                                                Title: Vice President

                  [SIGNATURE PAGE 9 OF 22 TO AMENDMENT NO. 5]


                                                U.S. BANK NATIONAL ASSOCIATION



                                                By: /s/ Sarah Hemmer
                                                    ----------------------------
                                                Name: Sarah Hemmer
                                                Title: Vice President

                  [SIGNATURE PAGE 10 OF 22 TO AMENDMENT NO. 5]



                                          THE BANK OF NEW YORK, individually and
                                          as Co-Syndication Agent


                                          By: /s/ Walter C. Parelli
                                              ----------------------------------
                                          Name: Walter C. Parelli
                                          Title: Vice President

                  [SIGNATURE PAGE 11 OF 22 TO AMENDMENT NO. 5]


                                                BANK ONE, N.A.



                                                By: /s/ Christopher C. Cavaiani
                                                    ----------------------------
                                                Name: Christopher C. Cavaiani
                                                Title: Director

                  [SIGNATURE PAGE 12 OF 22 TO AMENDMENT NO. 5]



                                                FIRST UNION NATIONAL BANK



                                                By: /s/ W. Gareth Horan
                                                    ----------------------------
                                                Name: W. Gareth Horan
                                                Title: Vice President

                  [SIGNATURE PAGE 13 OF 22 TO AMENDMENT NO. 5]




                                        DZ BANK AG DEUTSCHE ZENTRAL-
                                        GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN
                                        (successor by merger to DG BANK DEUTSCHE
                                        GENOSSENSCHAFTSBANK AG), as a Lender



                                        By: /s/ Bernd Franke
                                            ------------------------------------
                                        Name: Bernd Franke
                                        Title: Vice Presient


                                        By: /s/ Ronald Matossian
                                            ------------------------------------
                                        Name: Ronald Matossian
                                        Title: Vice President

                  [SIGNATURE PAGE 14 OF 22 TO AMENDMENT NO. 5]



                                        THE BANK OF NOVA SCOTIA


                                        By:
                                            ---------------------------------
                                        Name:
                                        Title:

                  [SIGNATURE PAGE 15 OF 22 TO AMENDMENT NO. 5]


                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                        By: /s/ Heather Zimmermann
                                            -----------------------------------
                                        Name: Heather Zimmermann
                                        Title: Vice President

                  [SIGNATURE PAGE 16 OF 22 TO AMENDMENT NO. 5]



                                        CREDIT AGRICOLE INDOSUEZ


                                        By:
                                            ----------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:

                  [SIGNATURE PAGE 17 OF 22 TO AMENDMENT NO. 5]



                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: /s/ Rod Hurst
                                            ----------------------------------
                                        Name: Rod Hurst
                                        Title: Vice President

                  [SIGNATURE PAGE 18 OF 22 TO AMENDMENT NO. 5]



                                        CREDIT SUISSE FIRST BOSTON


                                        By: /s/ Bill O'Daly
                                            --------------------------------
                                        Name: Bill O'Daly
                                        Title: Vice President


                                        By: /s/ Cassandra Droogan
                                            --------------------------------
                                        Name: Cassandra Droogan
                                        Title: Associate

                  [SIGNATURE PAGE 19 OF 22 TO AMENDMENT NO. 5]


                                    THE DAI-ICHI KANGYO BANK, LTD.


                                    By: /s/ Perzemek Blaziak
                                        --------------------------------
                                    Name: Perzemek Blaziak
                                    Title: Account Officer, Corp. Fin. Dept 2.

                                    (Initials:


                                    B. Gallagher, VP & Group Leader, CFD2)
                                    --------------------------------------

                  [SIGNATURE PAGE 20 OF 22 TO AMENDMENT NO. 5]


                                        MANUFACTURERS AND TRADERS TRUST
                                        COMPANY


                                        By: /s/ Christopher Kania
                                            -----------------------------------
                                        Name: Christopher Kania
                                        Title: Vice President

                  [SIGNATURE PAGE 21 OF 22 TO AMENDMENT NO. 5]



                                        SUNTRUST BANK




                                        By: /s/ Linda L. Dash
                                            -----------------------------------
                                        Name: Linda L. Dash
                                        Title: Vice President

                  [SIGNATURE PAGE 22 OF 22 TO AMENDMENT NO. 5]


                                        CHASE MANHATTAN BANK USA, N.A., as
                                        an Issuing Bank


                                        By:
                                            ----------------------------------
                                        Name:
                                        Title:


                                                       SCHEDULE 1.1(A)
                                                        PRICING GRID


        -----------------------------------------------------------------------------------------------------------
                 Revolving Credit and Convertible Revolving Credit Pricing Grid (basis points per annum)
        -----------------------------------------------------------------------------------------------------------
             Consolidated Total          Commitment        For the        For the 5      Standby      Commercial
              Indebtedness/Cash          Fee(2)(3)         364-Day      Year Line of    Letter of     Letter of
                Flow(1)(1.5)                             Convertible       Credit      Credit Fee     Credit Fee
                                                       Line of Credit  -Applicable
                                                        -Applicable      EURO-RATE
                                                          EURO-RATE      Margin (All
                                                       Margin (All in    in Drawn
                                                       Drawn Over          Over
                                                         EURO-RATE)      EURO-RATE)
        ------------------------------ --------------- ---------------- -------------- ------------ --------------
        Greater than or equal to 3.5x       45.0            200.0           200.0         200.0         100.0
        ------------------------------ --------------- ---------------- -------------- ------------ --------------
        Greater than or equal to            30.0            150.0           150.0         150.0         75.0
        3.0x & less than 3.5x
        ------------------------------ --------------- ---------------- -------------- ------------ --------------
        Greater than or equal to            30.0            137.5           137.5         137.5         68.75
        2.75x & less than 3.0x
        ------------------------------ --------------- ---------------- -------------- ------------ --------------
        Greater than or equal to            25.0            125.0           125.0         125.0         62.5
        2.25x & less than 2.75x
        ------------------------------ --------------- ---------------- -------------- ------------ --------------
        Greater than or equal to            25.0            112.5           112.5         112.5         56.25
        1.75x & less than 2.25x
        ------------------------------ --------------- ---------------- -------------- ------------ --------------
        Greater than or equal to            20.0            100.0           100.0         100.0         50.0
        1.25x & less than 1.75x
        ------------------------------ --------------- ---------------- -------------- ------------ --------------
        Less than 1.25x                    18.75            87.5            87.5          87.5          43.75
        ------------------------------ --------------- ---------------- -------------- ------------ --------------


        (1) The permitted maximum level of this ratio is set forth at Section 8.2.15; and, no ratio set forth above that is greater than the maximum ratio permitted by Section 8.2.15 shall supercede or modify, or be interpreted to supercede or modify, Section 8.2.15.

        (1.5) Cash Flow excludes certain one time charges associated with the merger of WABCO and MotivePower as defined in the Credit Agreement.

        (2) Note that the Commitment Fee is a per annum fee payable on each Lender's average unused commitment, quarterly in arrears.

        (3) Note that the Applicable Convertible Revolving Credit Commitment Fee Rate and the Applicable Revolving Credit Commitment Fee Rate are the same.


                                 SCHEDULE 1.1(B)

PART 1 - COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES TO BANKS
----------------------------------------------------------------


                                                               AMOUNT OF                                            RATABLE SHARE
                                              AMOUNT OF      COMMITMENT FOR      AMOUNT OF       RATABLE SHARE     WITH RESPECT TO
                                            COMMITMENT FOR     CONVERTIBLE       COMMITMENT     WITH RESPECT TO      CONVERTIBLE
                                              REVOLVING         REVOLVING        FOR SWING         REVOLVING      REVOLVING CREDIT
                   BANK                      CREDIT LOANS     CREDIT LOANS       LINE LOANS       CREDIT LOANS          LOANS
-------------------------------------       --------------   --------------      ----------     ---------------   ----------------
NAME:
LaSalle Bank National Association            $22,000,000       $14,184,272      $10,000,000      8.0000000000%     14.1842720000%

ADDRESS:
1300 East Ninth Street, Suite 1000
Cleveland, OH  44114
Attn: Mr. Roy D. Hasbrook
Senior Vice President
Telephone:     (216) 802-2211
Telecopy:      (216)802-2212
Email:  roy.hasbrook@abnamro.com

ADDRESS FOR NOTICES:

Agency Services
135 South LaSalle Street
Chicago, IL  60603
Attn:  Mr. Brent Wilk
Telephone:     (312) 904-8210
Telecopy:      (312) 904-4448
Email:  brent.wilk@abnamro.com


NAME:
Mellon Bank, N.A.                            $22,000,000       $10,328,639          0.00         8.0000000000%     10.3286390000%

ADDRESS FOR NOTICES:
One Mellon Bank Center, Room 4530,
Pittsburgh, PA 15258-0001
Attn:  Stephen Lackey
Senior Vice President
Telephone:     (412) 236-6913
Telecopy:      (412) 234-6375
Email:  lackey.s@mellon.com

ADDRESS OF LENDING OFFICE:
Same as Notices




                                                               AMOUNT OF                                            RATABLE SHARE
                                              AMOUNT OF      COMMITMENT FOR      AMOUNT OF       RATABLE SHARE     WITH RESPECT TO
                                            COMMITMENT FOR     CONVERTIBLE       COMMITMENT     WITH RESPECT TO      CONVERTIBLE
                                              REVOLVING         REVOLVING        FOR SWING         REVOLVING      REVOLVING CREDIT
                   BANK                      CREDIT LOANS     CREDIT LOANS       LINE LOANS       CREDIT LOANS          LOANS
-------------------------------------       --------------   ---------------     ----------     ---------------   ----------------


NAME:
JPMorgan Chase Bank (formerly known as The     $22,000,000       $14,184,272          0.00         8.0000000000%     14.1842720000%
Chase Manhattan Bank)

ADDRESS FOR NOTICES:
One Oxford Centre, 11th Floor
Pittsburgh, PA  15219
Attn:  John A. Malone
Vice President
Telephone:     (412) 291-2031
Telecopy:      (412) 456-5566
Email:  john.malone@chase.com

ADDRESS OF LENDING OFFICE:
2300 Main Plain Tower
Buffalo, NY  14202
Attn: Jennifer Pegg
Assistant Vice President
Telephone:     (716) 858-1435
Telecopy:      (716) 843-4938



                               SCHEDULE 1.1(B)-2



                                                               AMOUNT OF                                            RATABLE SHARE
                                              AMOUNT OF      COMMITMENT FOR      AMOUNT OF       RATABLE SHARE     WITH RESPECT TO
                                            COMMITMENT FOR     CONVERTIBLE       COMMITMENT     WITH RESPECT TO      CONVERTIBLE
                                              REVOLVING         REVOLVING        FOR SWING         REVOLVING      REVOLVING CREDIT
                   BANK                      CREDIT LOANS     CREDIT LOANS       LINE LOANS       CREDIT LOANS          LOANS
-------------------------------------       --------------   --------------      ----------     ---------------   ----------------

NAME:
National City Bank of Pennsylvania             $16,000,000       $8,000,000           0.00         5.8181818182%      8.0000000000%

ADDRESS FOR NOTICES:
National City Center
20 Stanwix Street19th Floor
Pittsburgh, PA  15222
Attn:  Lori B. Shure
Vice President
Telephone:     (412) 644-7757
Telecopy:      (412) 471-4883
Email:  lori.shure@nationalcity.com

ADDRESS OF LENDING OFFICE:
Same as Notices
Name:
PNC Bank, National Association                 $16,000,000       $8,500,000           0.00         5.8181818182%      8.5000000000%

ADDRESS FOR NOTICES:

One PNC Plaza, 6th Floor
249 Fifth Avenue
Pittsburgh, PA  15222
Attn:  Mr. Enrico A. Della Corna
Managing Director
Telephone:     (412) 762-6036
Telecopy:      (412) 762-6484
Email:  enrico.dellacorna@pnc.com

ADDRESS OF LENDING OFFICE:
Same as Notices




                               SCHEDULE 1.1(B)-3


                                                               AMOUNT OF                                            RATABLE SHARE
                                              AMOUNT OF      COMMITMENT FOR      AMOUNT OF       RATABLE SHARE     WITH RESPECT TO
                                            COMMITMENT FOR     CONVERTIBLE       COMMITMENT     WITH RESPECT TO      CONVERTIBLE
                                              REVOLVING         REVOLVING        FOR SWING         REVOLVING      REVOLVING CREDIT
                   BANK                      CREDIT LOANS     CREDIT LOANS       LINE LOANS       CREDIT LOANS          LOANS
-------------------------------------       --------------   --------------      ----------     ---------------   ----------------


NAME:
Fleet National Bank                            $16,000,000       $4,225,352           0.00         5.8181818182%      4.2253520000%

ADDRESS FOR NOTICES:
100 Federal Street
MADE 10008D
Boston, MA  02110
Attn:  David J. Doucette
Vice President
Telephone:     (617) 434-2016
Telecopy:      (617) 434-1955
E-mail:  david_j_doucette@fleet.com

ADDRESS OF LENDING OFFICE:
Same as Notices

NAME:
U.S. Bank National Association                 $11,000,000          $0.00             0.00         4.0000000000%          0.00%

ADDRESS FOR NOTICES:
The Wrigley Building
400 N. Michigan Avenue, Suite 200
Chicago, IL  60611
Attn: Sarah L. Hemmer
Vice President
Telephone:     (312) 836-6706
Telecopy:      (312) 836-6704
E-mail:  sarah.hemmer@usbank.com

AND A COPY TO:

U.S. Bank Place
Mail Code:  EPMNM7CS
225 South Sixth Street
Minneapolis, MN  55402-4302
Attn:  David Nussbaum
Telephone:   (612) 973-0548
Telecopy:     (612) 973-0825
E-mail:  david.nussbaum@usbank.com

ADDRESS OF LENDING OFFICE:
Same as Notices



                               SCHEDULE 1.1(B)-4


                                                               AMOUNT OF                                            RATABLE SHARE
                                              AMOUNT OF      COMMITMENT FOR      AMOUNT OF       RATABLE SHARE     WITH RESPECT TO
                                            COMMITMENT FOR     CONVERTIBLE       COMMITMENT     WITH RESPECT TO      CONVERTIBLE
                                              REVOLVING         REVOLVING        FOR SWING         REVOLVING      REVOLVING CREDIT
                   BANK                      CREDIT LOANS     CREDIT LOANS       LINE LOANS       CREDIT LOANS          LOANS
-------------------------------------       --------------   --------------      ----------     ---------------   ----------------

NAME:
The Bank of New York                           $22,000,000       $10,328,639          0.00         8.0000000000%     10.3286390000%

ADDRESS FOR NOTICES:
One Wall Street
22nd Floor - Midwest
New York, NY  10286
Attn: Walter Parelli

Telephone:     (212) 635-6820
Telecopy:      (212) 635-7978
E-mail:  wparelli@bony.com

ADDRESS OF LENDING OFFICE:
Same as Notices


NAME:
Bank One, N.A.                                 $16,000,000       $7,511,737           0.00         5.8181818182%      7.5117370000%

ADDRESS FOR NOTICES:
1 Bank One Plaza
IL1-0324 1-10
Chicago, IL  60670
Attn:  Kenneth Kramer
Director
Telephone:     (312) 732-2731
Telecopy:      (312) 732-3885
Email:  kenneth_kramer@bankone.com

ADDRESS OF LENDING OFFICE:
Same as Notices



                               SCHEDULE 1.1(B)-5


                                                                AMOUNT OF                                           RATABLE SHARE
                                              AMOUNT OF       COMMITMENT FOR     AMOUNT OF       RATABLE SHARE     WITH RESPECT TO
                                            COMMITMENT FOR      CONVERTIBLE      COMMITMENT     WITH RESPECT TO      CONVERTIBLE
                                              REVOLVING          REVOLVING       FOR SWING         REVOLVING      REVOLVING CREDIT
                   BANK                      CREDIT LOANS      CREDIT LOANS      LINE LOANS       CREDIT LOANS          LOANS
-------------------------------------       --------------    --------------     ----------     ---------------   ----------------


NAME:
First Union National Bank                      $11,000,000       $11,000,000          0.00         4.0000000000%     11.0000000000%

ADDRESS FOR NOTICES:
One South Penn Square, PA4827
Philadelphia, PA  19107
Attn:  Gary Horan
Vice President
Telephone:     (267) 321-6212
Telecopy:      (267) 321-6300
Email:  gary.horan@wachovia.com

ADDRESS OF LENDING OFFICE:
Same as Notices


NAME:
DZ Bank AG Deutsche                            $11,000,000          $0.00             0.00         4.0000000000%          0.00%
Zentral-Genossenschaftsbank, Frankfurt Am
Main (successor by merger to DG Bank
Deutsche Genossenschaftsbank AG)

ADDRESS FOR NOTICES:
609 Fifth Avenue, 6th Floor
New York, NY  10017
Attn:  Ronald Matossian
Vice President
Telephone:     (212) 745-1548
Telecopy:      (212) 745-1556
Email:  ron.matossian@dzbank.de

ADDRESS OF LENDING OFFICE:
Same as Notices
Name:
The Bank of Nova Scotia                        $16,000,000          $0.00             0.00         5.8181818182%          0.00%

ADDRESS FOR NOTICES:
181 West Madison Street, Suite 3700
Chicago, IL  60602
Attn:  Virginia Brown
Telephone:     (312) 201-4136
Telecopy:      (312) 201-4106
Email: virginia_brown@scotiacapital.com

ADDRESS OF LENDING OFFICE:
Same as Notices

NAME:
Bank of Tokyo-Mitsubishi Trust Co.             $16,000,000          $0.00             0.00         5.8181818182%          0.00%

ADDRESS FOR NOTICES:
1251 Avenue of the Americas
New York, NY  10020
Attn:  Heather Zimmermann
Vice President
Telephone:     (212) 782-4220
Telecopy:      (212) 782-6440
Email:  hzimmermann@btmna.com

ADDRESS OF LENDING OFFICE:
Same as Notices




                               SCHEDULE 1.1(B)-6



                                                               AMOUNT OF                                            RATABLE SHARE
                                              AMOUNT OF      COMMITMENT FOR      AMOUNT OF       RATABLE SHARE     WITH RESPECT TO
                                            COMMITMENT FOR     CONVERTIBLE       COMMITMENT     WITH RESPECT TO      CONVERTIBLE
                                              REVOLVING         REVOLVING        FOR SWING         REVOLVING      REVOLVING CREDIT
                   BANK                      CREDIT LOANS     CREDIT LOANS       LINE LOANS       CREDIT LOANS          LOANS
-------------------------------------       --------------   ----------------    ----------     ---------------   ----------------

NAME:
Credit Agricole Indosuez                       $11,000,000          $0.00            $0.00         4.0000000000%          0.00%

ADDRESS FOR NOTICES:
55 East Monroe Street, Suite 4700
Chicago, IL  60603
Attn:  Sarah Johnston
Telephone:     (312) 917-7549
Telecopy:      (312) 372-9329
Email:  sjohnsto@us.ca-indosuez.com

ADDRESS OF LENDING OFFICE:
Same as Notices

NAME:
Credit Lyonnais New York Branch                $11,000,000          $0.00            $0.00         4.0000000000%          0.00%

ADDRESS FOR NOTICES:
1301 Avenue of the Americas
New York, NY  10019
Attn:  Judy Domkowski
Telephone:     (212) 261-7341
Telecopy:      (212) 459-3179
Email: judy.domkowski@clamericas.com

ADDRESS OF LENDING OFFICE:
Same as Notices

NAME:
Credit Suisse First Boston                     $11,000,000       $5,164,319          $0.00         4.0000000000%      5.1643190000%

ADDRESS FOR NOTICES:
11 Madison Avenue
New York, NY  10010
Attn:  William O'Daly
Vice President
Telephone:     (212) 325-1986
Telecopy:      (212) 743-2254
Email:  william.o'daly@csfb.com

ADDRESS OF LENDING OFFICE:
Same as Notices



                               SCHEDULE 1.1(B)-7


                                                               AMOUNT OF                                            RATABLE SHARE
                                              AMOUNT OF      COMMITMENT FOR      AMOUNT OF       RATABLE SHARE     WITH RESPECT TO
                                            COMMITMENT FOR     CONVERTIBLE       COMMITMENT     WITH RESPECT TO      CONVERTIBLE
                                              REVOLVING         REVOLVING        FOR SWING         REVOLVING      REVOLVING CREDIT
                   BANK                      CREDIT LOANS     CREDIT LOANS       LINE LOANS       CREDIT LOANS          LOANS
-------------------------------------       --------------   --------------      ----------     ---------------   ----------------

NAME:
The Dai-Ichi Kangyo Bank, Ltd.                  $7,000,000       $3,286,385          $0.00         2.5454545455%      3.2863850000%

ADDRESS FOR NOTICES:
1633 Broadway, 40th Floor
New York, NY  10019
Attn:  Robert Gallagher
Vice President
Telephone:     (212) 649-0326
Telecopy:      (212) 541-4822
Email:  rgallagher@dkb.com

ADDRESS OF LENDING OFFICE:
Same as Notices

NAME:
Manufacturers and Traders Trust                 $7,000,000       $3,286,385          $0.00         2.5454545455%      3.2863850000%

ADDRESS FOR NOTICES:
One Fountain Plaza, 12th Floor
Buffalo, NY  14203
Attn:  Christopher Kania
Vice President
Telephone:     (716) 848-7312
Telecopy:      (716) 848-7318
Email:  ckania@mandtbank.com

ADDRESS OF LENDING OFFICE:
Same as Notices




SCHEDULE 1.1(B)-8


                                                               AMOUNT OF                                            RATABLE SHARE
                                              AMOUNT OF      COMMITMENT FOR      AMOUNT OF       RATABLE SHARE     WITH RESPECT TO
                                            COMMITMENT FOR     CONVERTIBLE       COMMITMENT     WITH RESPECT TO      CONVERTIBLE
                                              REVOLVING         REVOLVING        FOR SWING         REVOLVING      REVOLVING CREDIT
                   BANK                      CREDIT LOANS     CREDIT LOANS       LINE LOANS       CREDIT LOANS          LOANS
-------------------------------------       --------------   --------------      ----------     ---------------   ----------------

NAME:
SunTrust Bank                                  $11,000,000          $0.00            $0.00         4.0000000000%          0.00%

ADDRESS FOR NOTICES:
Mail Code 1928
303 Peachtree Street N.E., 3rd Floor
Atlanta, GA  30308
Attn:  Linda L. Dash
Vice President
Telephone:     (404) 658-4923
Telecopy:      (404) 658-4905
Email:  linda.dash@suntrust.com

ADDRESS OF LENDING OFFICE:
Same as Notices

         Total                               $275,000,000      $100,000,000       $10,000,000           100%              100%
                                             ============      ============       ===========           ====              ====

AN ISSUING BANK:
NAME:
ABN AMRO Bank N.V.

ADDRESS FOR NOTICES:
Credit Administration
208 S. LaSalle Street, Suite 1500
Chicago, IL  60604-1003
Attn: Ms. Kathryn C. Toth
Telephone:        (312) 992-5140
Telecopy:         (312) 992-5111
Email:  kathryn.toth@abnamro.com
Copy to: Roy D. Hasbrook (address above)
An Issuing Bank:
Chase Manhattan Bank USA, N.A. (successor
in interest to Chase Manhattan Bank
Delaware)

ADDRESS FOR NOTICES:
1201 Market Street, 8th Floor
Wilmington, DE  19801
Attn:  Michael P. Handago
Vice President
Telephone:     (302) 428-3311
Telecopy:      (302) 984-4904
Email:  mike.handago@chase.com




                               SCHEDULE 1.1(B)-9

                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

PART 2 - ADDRESSES FOR NOTICES TO AGENT, BORROWER, AND GUARANTORS:


AGENT:

Name:  LaSalle Bank National Association
Address:  Agency Services
135 South LaSalle Street
Chicago, Illinois  60603
Attention:  Mr. Brent Wilk
Telephone:  (312) 904-8210
Telecopy:  (312) 904-4448
Email:  brent.wilk@abnamro.com

BORROWER:

Name:  WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
Address: 1001 Airbrake Avenue
Wilmerding, PA  15148
Attention:  Mr. Alvaro Garcia-Tunon
Senior Vice President Finance
Telephone:      (412) 825-1317
Telecopy:       (412) 825-1883
Email:  agarcia-tunon@wabtec.com

GUARANTORS:

Names: RAILROAD FRICTION PRODUCTS CORPORATION; VAPOR CORPORATION; MOTIVEPOWER CANADA CORPORATION; WABTEC DISTRIBUTION COMPANY; MOTIVEPOWER, INC.; YOUNG TOUCHSTONE COMPANY; WABTEC ENGINE SYSTEMS COMPANY; WABTEC HOLDING CORP.; WABTEC CORPORATION; WABTEC TRANSPORTATION TECHNOLOGIES, INC.
Address: c/o Westinghouse Air Brake Technologies Corporation
Address: 1001 Airbrake Avenue
Wilmerding, PA  15148
Attention:  Mr. Alvaro Garcia-Tunon
Vice President & Treasurer
Telephone:      (412) 825-1317
Telecopy:       (412) 825-1883
Email:  agarcia-tunon@wabtec.com




                               SCHEDULE 1.1(B)-10